Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Chief Marketing Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE THIRD QUARTER OF 2025

TUPELO, MISSISSIPPI (October 28, 2025) - Renasant Corporation (NYSE: RNST) (the “Company”) today announced earnings results for the third quarter of 2025.

(Dollars in thousands, except earnings per share)	Three Months Ended			Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Net income and earnings per share:
Net income	$59,788	$1,018	$72,455	$102,324	$150,710
After-tax gain on sale on insurance agency	—	—	38,951	—	38,951
Merger and conversion related expenses (net of tax)	(13,129)	(15,935)	—	(29,561)	—
Day 1 acquisition provision (net of tax)	—	(50,026)	—	(50,026)	—
Basic EPS	0.63	0.01	1.18	1.21	2.60
Diluted EPS	0.63	0.01	1.18	1.20	2.59
Adjusted diluted EPS (Non-GAAP)(1)	0.77	0.69	0.70	2.13	2.03
Impact to diluted EPS from after-tax gain on sale of insurance agency	—	—	0.63	—	0.67
Impact to diluted EPS from merger and conversion related expenses (net of tax)	(0.14)	(0.17)	—	(0.35)	—
Impact to diluted EPS from Day 1 acquisition provision (net of tax)	—	(0.53)	—	(0.59)	—

“Renasant’s financial performance in the third quarter was strong with good loan growth and profit improvement,” remarked Kevin D. Chapman, President and Chief Executive Officer of the Company. “The integration with The First continues to go well and we believe positions us to meet the financial goals of the merger.”

Quarterly Highlights

Earnings
•Net income for the third quarter of 2025 was $59.8 million, which includes merger and conversion related expenses of $17.5 million; diluted EPS and adjusted diluted EPS (non-GAAP)(1) were $0.63 and $0.77, respectively

•Net interest income (fully tax equivalent) for the third quarter of 2025 was $228.1 million, up $5.4 million linked quarter
•For the third quarter of 2025, net interest margin was 3.85%. Adjusted net interest margin (non-GAAP)(1) was 3.62%, up 4 basis points linked quarter
•Cost of total deposits was 2.14% for the third quarter of 2025, up 2 basis points linked quarter
•Noninterest income, excluding the $1.5 million gain on sale of mortgage servicing rights (“MSRs”) in the second quarter of 2025, decreased $0.8 million linked quarter
•Excluding the gain on sale of MSRs, mortgage banking income decreased $0.8 million linked quarter. The mortgage division generated $590.2 million in interest rate lock volume in the third quarter of 2025, down $89.4 million linked quarter. Gain on sale margin was 1.32% for the third quarter of 2025, down 55 basis points linked quarter
•Excluding merger and conversion related expenses, noninterest expense increased $3.6 million linked quarter

Balance Sheet
•Loans increased $462.1 million linked quarter, representing 9.9% annualized net loan growth
•Securities increased $16.2 million linked quarter. The Company purchased $113.0 million in securities during the third quarter, which was offset by cash flows related to principal payments, calls and maturities of $115.2 million and a positive fair market value adjustment in the Company’s available-for-sale portfolio of $18.4 million
•Deposits at September 30, 2025 decreased $158.1 million linked quarter. Public fund seasonality was the primary driver with a decrease of $169.6 million linked quarter. Noninterest bearing deposits decreased $117.7 million linked quarter and represented 24.5% of total deposits at September 30, 2025

Capital and Stock Repurchase Program
•Book value per share and tangible book value per share (non-GAAP)(1) increased 1.2% and 2.9%, respectively, linked quarter
•Effective October 28, 2025, the Company’s Board of Directors approved a $150.0 million stock repurchase program under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately negotiated transactions. This plan, which will remain in effect until the earlier of October 2026 or the repurchase of the entire amount authorized under the plan, replaces the Company’s $100.0 million stock repurchase program that expired October 2025. There was no buyback activity during the third quarter of 2025
•The Company redeemed $60.0 million in subordinated notes acquired from The First Bancshares, Inc. (“The First”) on October 1, 2025

Credit Quality
•The Company recorded a provision for credit losses of $10.5 million for the third quarter of 2025. Excluding the provision recorded in the second quarter in connection with the acquisition of The First of $66.6 million, provision for credit losses decreased $4.3 million linked quarter
•The ratio of the allowance for credit losses on loans to total loans was 1.56% at September 30, 2025, down one basis point linked quarter
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 173.47% at September 30, 2025, compared to 204.97% at June 30, 2025
•Net loan charge-offs for the third quarter of 2025 were $4.3 million
•Nonperforming loans to total loans increased to 0.90% at September 30, 2025 compared to 0.76% at June 30, 2025, and criticized loans (which include classified and Special Mention loans) to total loans increased to 3.22% at September 30, 2025, compared to 2.66% at June 30, 2025

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Interest income
Loans held for investment	$308,110	$301,794	$196,566	$199,240	$202,655	$806,470	$593,442
Loans held for sale	4,675	4,639	3,008	3,564	4,212	12,322	10,050
Securities	30,217	28,408	12,117	10,510	10,304	70,742	31,414
Other	8,096	9,057	8,639	12,030	11,872	25,792	27,527
Total interest income	351,098	343,898	220,330	225,344	229,043	915,326	662,433
Interest expense
Deposits	115,573	111,921	79,386	85,571	90,787	306,880	261,021
Borrowings	12,005	13,118	6,747	6,891	7,258	31,870	22,098
Total interest expense	127,578	125,039	86,133	92,462	98,045	338,750	283,119
Net interest income	223,520	218,859	134,197	132,882	130,998	576,576	379,314
Provision for credit losses
Provision for loan losses	9,650	75,400	2,050	3,100	1,210	87,100	8,148
Provision for (recovery of) unfunded commitments	800	5,922	2,700	(500)	(275)	9,422	(1,475)
Total provision for credit losses	10,450	81,322	4,750	2,600	935	96,522	6,673
Net interest income after provision for credit losses	213,070	137,537	129,447	130,282	130,063	480,054	372,641
Noninterest income	46,026	48,334	36,395	34,218	89,299	130,755	169,442
Noninterest expense	183,830	183,204	113,876	114,747	121,983	480,910	346,871
Income before income taxes	75,266	2,667	51,966	49,753	97,379	129,899	195,212
Income taxes	15,478	1,649	10,448	5,006	24,924	27,575	44,502
Net income	$59,788	$1,018	$41,518	$44,747	$72,455	$102,324	$150,710

Adjusted net income (non-GAAP)(1)	$72,917	$65,877	$42,111	$46,458	$42,960	$180,809	$118,588
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$103,210	$103,001	$57,507	$54,177	$56,238	$263,718	$156,281

Basic earnings per share	$0.63	$0.01	$0.65	$0.70	$1.18	$1.21	$2.60
Diluted earnings per share	0.63	0.01	0.65	0.70	1.18	1.20	2.59
Adjusted diluted earnings per share (non-GAAP)(1)	0.77	0.69	0.66	0.73	0.70	2.13	2.03
Average basic shares outstanding	94,623,551	94,580,927	63,666,419	63,565,437	61,217,094	84,403,694	57,934,806
Average diluted shares outstanding	95,284,603	95,136,160	64,028,025	64,056,303	61,632,448	84,934,390	58,297,554
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.66	$0.66
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Return on average assets	0.90%	0.02%	0.94%	0.99%	1.63%	0.58%	1.16%
Adjusted return on average assets (non-GAAP)(1)	1.09	1.01	0.95	1.03	0.97	1.03	0.91
Return on average tangible assets (non-GAAP)(1)	1.06	0.13	1.01	1.07	1.75	0.70	1.25
Adjusted return on average tangible assets (non-GAAP)(1)	1.27	1.18	1.02	1.11	1.05	1.17	0.99
Return on average equity	6.25	0.11	6.25	6.70	11.29	4.01	8.38
Adjusted return on average equity (non-GAAP)(1)	7.62	7.06	6.34	6.96	6.69	7.08	6.59
Return on average tangible equity (non-GAAP)(1)	11.87	1.43	10.16	10.97	18.83	7.69	14.69
Adjusted return on average tangible equity (non-GAAP)(1)	14.22	13.50	10.30	11.38	11.26	12.88	11.61
Efficiency ratio (fully taxable equivalent)	67.05	67.59	65.51	67.61	54.73	66.88	62.33
Adjusted efficiency ratio (non-GAAP)(1)	57.51	57.07	64.43	65.82	64.62	59.02	66.46
Dividend payout ratio	34.92	2200.00	33.85	31.43	18.64	54.55	25.38

Capital and Balance Sheet Ratios

	As of
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Shares outstanding	95,020,881	95,019,311	63,739,467	63,565,690	63,564,028
Market value per share	$36.89	$35.93	$33.93	$35.75	$32.50
Book value per share	40.26	39.77	42.79	42.13	41.82
Tangible book value per share (non-GAAP)(1)	23.77	23.10	27.07	26.36	26.02
Shareholders’ equity to assets	14.31%	14.19%	14.93%	14.85%	14.80%
Tangible common equity ratio (non-GAAP)(1)	8.98	8.77	9.99	9.84	9.76
Leverage ratio(2)	9.46	9.36	11.39	11.34	11.32
Common equity tier 1 capital ratio(2)	11.04	11.08	12.59	12.73	12.88
Tier 1 risk-based capital ratio(2)	11.04	11.08	13.35	13.50	13.67
Total risk-based capital ratio(2)	14.88	14.97	16.89	17.08	17.32

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

(2) Preliminary

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Noninterest income
Service charges on deposit accounts	$13,416	$13,618	$10,364	$10,549	$10,438	$37,398	$31,230
Fees and commissions	4,167	6,650	3,787	4,181	4,116	14,604	12,009
Insurance commissions	—	—	—	—	—	—	5,474
Wealth management revenue	8,217	7,345	7,067	6,371	5,835	22,629	17,188
Mortgage banking income	9,017	11,263	8,147	6,861	8,447	28,427	29,515
Gain on sale of insurance agency	—	—	—	—	53,349	—	53,349
Gain on extinguishment of debt	—	—	—	—	—	—	56
BOLI income	4,235	3,383	2,929	3,317	2,858	10,547	8,250
Other	6,974	6,075	4,101	2,939	4,256	17,150	12,371
Total noninterest income	$46,026	$48,334	$36,395	$34,218	$89,299	$130,755	$169,442
Noninterest expense
Salaries and employee benefits	$98,982	$99,542	$71,957	$70,260	$71,307	$270,481	$213,508
Data processing	5,541	5,438	4,089	4,145	4,133	15,068	11,885
Net occupancy and equipment	18,415	17,359	11,754	11,312	11,415	47,528	34,648
Other real estate owned	328	157	685	590	56	1,170	268
Professional fees	3,435	4,223	2,884	2,686	3,189	10,542	9,732
Advertising and public relations	5,254	4,490	4,297	3,840	3,677	14,041	12,370
Intangible amortization	8,674	8,884	1,080	1,133	1,160	18,638	3,558
Communications	3,955	3,184	2,033	2,067	2,176	9,172	6,312
Merger and conversion related expenses	17,494	20,479	791	2,076	11,273	38,764	11,273
Other	21,752	19,448	14,306	16,638	13,597	55,506	43,317
Total noninterest expense	$183,830	$183,204	$113,876	$114,747	$121,983	$480,910	$346,871

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Gain on sales of loans, net	$5,270	$5,316	$4,500	$2,379	$4,499	$15,086	$14,233
Fees, net	3,050	3,740	2,317	2,850	2,646	9,107	7,366
Mortgage servicing income, net	697	2,207	1,330	1,632	1,302	4,234	7,916
Total mortgage banking income	$9,017	$11,263	$8,147	$6,861	$8,447	$28,427	$29,515

Balance Sheet

(Dollars in thousands)	As of
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Assets
Cash and cash equivalents	$1,083,785	$1,378,612	$1,091,339	$1,092,032	$1,275,620
Securities held to maturity, at amortized cost	1,051,884	1,076,817	1,101,901	1,126,112	1,150,531
Securities available for sale, at fair value	2,512,650	2,471,487	1,002,056	831,013	764,844
Loans held for sale, at fair value	286,779	356,791	226,003	246,171	291,735
Loans held for investment	19,025,521	18,563,447	13,055,593	12,885,020	12,627,648
Allowance for credit losses on loans	(297,591)	(290,770)	(203,931)	(201,756)	(200,378)
Loans, net	18,727,930	18,272,677	12,851,662	12,683,264	12,427,270
Premises and equipment, net	471,213	465,100	279,011	279,796	280,550
Other real estate owned	10,578	11,750	8,654	8,673	9,136
Goodwill	1,411,711	1,419,782	988,898	988,898	988,898
Other intangibles	155,077	163,751	13,025	14,105	15,238
Bank-owned life insurance	488,920	486,613	337,502	391,810	389,138
Mortgage servicing rights	65,466	64,539	72,902	72,991	71,990
Other assets	460,172	457,056	298,428	300,003	293,890
Total assets	$26,726,165	$26,624,975	$18,271,381	$18,034,868	$17,958,840

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$5,238,431	$5,356,153	$3,541,375	$3,403,981	$3,529,801
Interest-bearing	16,186,124	16,226,484	11,230,720	11,168,631	10,979,950
Total deposits	21,424,555	21,582,637	14,772,095	14,572,612	14,509,751
Short-term borrowings	606,063	405,349	108,015	108,018	108,732
Long-term debt	558,878	556,976	433,309	430,614	433,177
Other liabilities	310,891	301,159	230,857	245,306	249,102
Total liabilities	22,900,387	22,846,121	15,544,276	15,356,550	15,300,762

Shareholders’ equity:
Common stock	488,612	488,612	332,421	332,421	332,421
Treasury stock	(90,297)	(90,248)	(91,646)	(97,196)	(97,251)
Additional paid-in capital	2,389,033	2,393,566	1,486,849	1,491,847	1,488,678
Retained earnings	1,139,600	1,100,965	1,121,102	1,093,854	1,063,324
Accumulated other comprehensive loss	(101,170)	(114,041)	(121,621)	(142,608)	(129,094)
Total shareholders’ equity	3,825,778	3,778,854	2,727,105	2,678,318	2,658,078
Total liabilities and shareholders’ equity	$26,726,165	$26,624,975	$18,271,381	$18,034,868	$17,958,840

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$18,750,715	$311,903	6.60%	$18,448,000	$304,834	6.63%	$12,584,104	$204,935	6.47%
Loans held for sale	290,756	4,675	6.43%	287,855	4,639	6.45%	272,110	4,212	6.19%
Taxable securities	3,243,693	27,107	3.34%	3,106,565	24,917	3.21%	1,794,421	9,212	2.05%
Tax-exempt securities	428,252	3,928	3.67%	462,732	4,309	3.72%	262,621	1,390	2.12%
Total securities	3,671,945	31,035	3.38%	3,569,297	29,226	3.28%	2,057,042	10,602	2.06%
Interest-bearing balances with banks	814,103	8,096	3.95%	901,803	9,057	4.03%	894,313	11,872	5.28%
Total interest-earning assets	23,527,519	355,709	6.01%	23,206,955	347,756	6.01%	15,807,569	231,621	5.82%
Cash and due from banks	306,847			357,338			189,425
Intangible assets	1,578,846			1,589,490			1,004,701
Other assets	1,043,384			1,029,082			679,901
Total assets	$26,456,596			$26,182,865			$17,681,596
Interest-bearing liabilities:
Interest-bearing demand(1)	$11,521,433	$82,080	2.83%	$11,191,443	$76,542	2.74%	$7,333,508	$60,326	3.26%
Savings deposits	1,299,396	943	0.29%	1,322,007	1,032	0.31%	815,545	729	0.36%
Brokered deposits	—	—	—%	—	—	—%	150,991	1,998	5.25%
Time deposits	3,398,402	32,550	3.80%	3,404,482	34,347	4.05%	2,546,860	27,734	4.33%
Total interest-bearing deposits	16,219,231	115,573	2.83%	15,917,932	111,921	2.82%	10,846,904	90,787	3.32%
Borrowed funds	961,980	12,005	4.97%	1,036,045	13,118	5.07%	562,146	7,258	5.14%
Total interest-bearing liabilities	17,181,211	127,578	2.95%	16,953,977	125,039	2.96%	11,409,050	98,045	3.41%
Noninterest-bearing deposits	5,226,588			5,233,976			3,509,266
Other liabilities	253,801			249,861			209,763
Shareholders’ equity	3,794,996			3,745,051			2,553,517
Total liabilities and shareholders’ equity	$26,456,596			$26,182,865			$17,681,596
Net interest income/ net interest margin		$228,131	3.85%		$222,717	3.85%		$133,576	3.36%
Cost of funding			2.26%			2.26%			2.61%
Cost of total deposits			2.14%			2.12%			2.51%
(1) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Nine Months Ended
	September 30, 2025			September 30, 2024
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$16,743,048	$816,241	6.52%	$12,522,802	$600,245	6.39%
Loans held for sale	260,172	12,322	6.32%	215,978	10,050	6.20%
Taxable securities	2,749,580	62,995	3.05%	1,839,249	27,975	2.03%
Tax-exempt securities	384,212	9,680	3.36%	265,601	4,346	2.18%
Total securities	3,133,792	72,675	3.09%	2,104,850	32,321	2.05%
Interest-bearing balances with banks	846,844	25,792	4.07%	687,318	27,527	5.35%
Total interest-earning assets	20,983,856	927,030	5.90%	15,530,948	670,143	5.75%
Cash and due from banks	282,476			188,485
Intangible assets	1,392,393			1,007,710
Other assets	915,322			694,427
Total assets	$23,574,047			$17,421,570
Interest-bearing liabilities:
Interest-bearing demand(1)	$10,196,332	$213,332	2.80%	$7,128,721	$168,958	3.16%
Savings deposits	1,146,732	2,686	0.31%	838,443	2,188	0.35%
Brokered deposits	—	—	—%	296,550	11,929	5.36%
Time deposits	3,095,753	90,862	3.92%	2,451,733	77,946	4.25%
Total interest-bearing deposits	14,438,817	306,880	2.84%	10,715,447	261,021	3.25%
Borrowed funds	853,071	31,870	4.99%	569,476	22,098	5.17%
Total interest-bearing liabilities	15,291,888	338,750	2.96%	11,284,923	283,119	3.35%
Noninterest-bearing deposits	4,629,790			3,512,318
Other liabilities	237,417			221,932
Shareholders’ equity	3,414,952			2,402,397
Total liabilities and shareholders’ equity	$23,574,047			$17,421,570
Net interest income/ net interest margin		$588,280	3.75%		$387,024	3.32%
Cost of funding			2.27%			2.55%
Cost of total deposits			2.15%			2.45%
(1) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Loan Portfolio

(Dollars in thousands)	As of
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Loan Portfolio:
Commercial, financial, agricultural	$2,760,490	$2,666,923	$1,888,580	$1,885,817	$1,804,961
Lease financing	74,179	89,568	85,412	90,591	98,159
Real estate - construction	1,527,490	1,339,967	1,090,862	1,093,653	1,198,838
Real estate - 1-4 family mortgages	4,882,612	4,874,679	3,583,080	3,488,877	3,440,038
Real estate - commercial mortgages	9,665,075	9,470,134	6,320,120	6,236,068	5,995,152
Installment loans to individuals	115,675	122,176	87,539	90,014	90,500
Total loans	$19,025,521	$18,563,447	$13,055,593	$12,885,020	$12,627,648

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Nonperforming Assets:
Nonaccruing loans	$170,756	$137,999	$98,638	$110,811	$113,872
Loans 90 days or more past due	792	3,860	95	2,464	5,351
Total nonperforming loans	171,548	141,859	98,733	113,275	119,223
Other real estate owned	10,578	11,750	8,654	8,673	9,136
Total nonperforming assets	$182,126	$153,609	$107,387	$121,948	$128,359

Criticized Loans
Classified loans	$392,721	$333,626	$224,654	$241,708	$218,135
Special Mention loans	219,792	159,931	95,778	130,882	163,804
Criticized loans	$612,513	$493,557	$320,432	$372,590	$381,939

Allowance for credit losses on loans	$297,591	$290,770	$203,931	$201,756	$200,378
Net loan charge-offs (recoveries)	$4,339	$12,054	$(125)	$1,722	$703
Annualized net loan charge-offs / average loans	0.09%	0.26%	—%	0.05%	0.02%
Nonperforming loans / total loans	0.90	0.76	0.76	0.88	0.94
Nonperforming assets / total assets	0.68	0.58	0.59	0.68	0.71
Allowance for credit losses on loans / total loans	1.56	1.57	1.56	1.57	1.59
Allowance for credit losses on loans / nonperforming loans	173.47	204.97	206.55	178.11	168.07
Criticized loans / total loans	3.22	2.66	2.45	2.89	3.02

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, October 29, 2025.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=Dvjgj9gH To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2025 Third Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay can be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 4915100 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until November 12, 2025.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 121-year-old financial services institution. Renasant has assets of approximately $26.7 billion and operates 289 banking, lending, mortgage and wealth management offices throughout the Southeast and also offers factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause the Company’s actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions (including its merger with The First) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Company, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities the Company has acquired, or may acquire, or target for acquisition, including in connection with its merger with The First; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (ix) increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of the Company’s merger with The First; (x) changes in the securities and foreign exchange markets; (xi) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of the Company’s investment securities portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital the Company uses to make loans and otherwise fund the Company’s operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of credit or deposit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xx) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xxi) geopolitical conditions, including acts or threats of terrorism and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxii) the impact, extent and timing of technological changes; and (xxiii) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, namely, (i) adjusted loan yield, (ii) adjusted net interest income and margin, (iii) pre-provision net revenue (including on an as-adjusted basis), (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) the adjusted return on average assets and on average equity and certain other performance ratios (namely, the ratio of pre-provision net revenue to average assets and the return on average tangible assets and on average tangible common equity (including each of the foregoing on an as-adjusted basis)), and (ix) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets, including related amortization, and/or certain gains or charges (such as, for the third quarter of 2025, merger and conversion expenses), with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$59,788	$1,018	$41,518	$44,747	$72,455	$102,324	$150,710
Income taxes	15,478	1,649	10,448	5,006	24,924	27,575	44,502
Provision for credit losses (including unfunded commitments)	10,450	81,322	4,750	2,600	935	96,522	6,673
Pre-provision net revenue (non-GAAP)	$85,716	$83,989	$56,716	$52,353	$98,314	$226,421	$201,885
Merger and conversion related expense	17,494	20,479	791	2,076	11,273	38,764	11,273
Gain on extinguishment of debt	—	—	—	—	—	—	(56)
Gain on sales of MSR	—	(1,467)	—	(252)	—	(1,467)	(3,472)
Gain on sale of insurance agency	—	—	—	—	(53,349)	—	(53,349)
Adjusted pre-provision net revenue (non-GAAP)	$103,210	$103,001	$57,507	$54,177	$56,238	$263,718	$156,281

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$59,788	$1,018	$41,518	$44,747	$72,455	$102,324	$150,710
Amortization of intangibles	8,674	8,884	1,080	1,133	1,160	18,638	3,558
Tax effect of adjustments noted above(1)	(2,164)	(2,212)	(270)	(283)	(296)	(4,641)	(909)
Tangible net income (non-GAAP)	$66,298	$7,690	$42,328	$45,597	$73,319	$116,321	$153,359

Net income (GAAP)	$59,788	$1,018	$41,518	$44,747	$72,455	$102,324	$150,710
Merger and conversion related expense	17,494	20,479	791	2,076	11,273	38,764	11,273
Day 1 acquisition provision for loan losses	—	62,190	—	—	—	62,190	—
Day 1 acquisition provision for unfunded commitments	—	4,422	—	—	—	4,422	—
Gain on extinguishment of debt	—	—	—	—	—	—	(56)
Gain on sales of MSR	—	(1,467)	—	(252)	—	(1,467)	(3,472)
Gain on sale of insurance agency	—	—	—	—	(53,349)	—	(53,349)
Tax effect of adjustments noted above(1)	(4,365)	(20,765)	(198)	(113)	12,581	(25,424)	13,482
Adjusted net income (non-GAAP)	$72,917	$65,877	$42,111	$46,458	$42,960	$180,809	$118,588
Amortization of intangibles	8,674	8,884	1,080	1,133	1,160	18,638	3,558
Tax effect of adjustments noted above(1)	(2,164)	(2,212)	(270)	(283)	(296)	(4,641)	(909)
Adjusted tangible net income (non-GAAP)	$79,427	$72,549	$42,921	$47,308	$43,824	$194,806	$121,237
Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$3,794,996	$3,745,051	$2,692,681	$2,656,885	$2,553,517	$3,414,952	$2,402,397
Average intangible assets	(1,578,846)	(1,589,490)	(1,002,511)	(1,003,551)	(1,004,701)	(1,392,393)	(1,007,710)
Average tangible shareholders’ equity (non-GAAP)	$2,216,150	$2,155,561	$1,690,170	$1,653,334	$1,548,816	$2,022,559	$1,394,687

Average assets (GAAP)	$26,456,596	$26,182,865	$17,989,636	$17,943,148	$17,681,596	$23,574,047	$17,421,570
Average intangible assets	(1,578,846)	(1,589,490)	(1,002,511)	(1,003,551)	(1,004,701)	(1,392,393)	(1,007,710)
Average tangible assets (non-GAAP)	$24,877,750	$24,593,375	$16,987,125	$16,939,597	$16,676,895	$22,181,654	$16,413,860

Shareholders’ equity (GAAP)	$3,825,778	$3,778,854	$2,727,105	$2,678,318	$2,658,078	$3,825,778	$2,658,078
Intangible assets	(1,566,788)	(1,583,533)	(1,001,923)	(1,003,003)	(1,004,136)	(1,566,788)	(1,004,136)
Tangible shareholders’ equity (non-GAAP)	$2,258,990	$2,195,321	$1,725,182	$1,675,315	$1,653,942	$2,258,990	$1,653,942

Total assets (GAAP)	$26,726,165	$26,624,975	$18,271,381	$18,034,868	$17,958,840	$26,726,165	$17,958,840
Intangible assets	(1,566,788)	(1,583,533)	(1,001,923)	(1,003,003)	(1,004,136)	(1,566,788)	(1,004,136)
Total tangible assets (non-GAAP)	$25,159,377	$25,041,442	$17,269,458	$17,031,865	$16,954,704	$25,159,377	$16,954,704

Adjusted Performance Ratios
Return on average assets (GAAP)	0.90%	0.02%	0.94%	0.99%	1.63%	0.58%	1.16%
Adjusted return on average assets (non-GAAP)	1.09	1.01	0.95	1.03	0.97	1.03	0.91
Return on average tangible assets (non-GAAP)	1.06	0.13	1.01	1.07	1.75	0.70	1.25
Pre-provision net revenue to average assets (non-GAAP)	1.29	1.29	1.28	1.16	2.21	1.28	1.55
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.55	1.58	1.30	1.20	1.27	1.50	1.20
Adjusted return on average tangible assets (non-GAAP)	1.27	1.18	1.02	1.11	1.05	1.17	0.99
Return on average equity (GAAP)	6.25	0.11	6.25	6.70	11.29	4.01	8.38
Adjusted return on average equity (non-GAAP)	7.62	7.06	6.34	6.96	6.69	7.08	6.59
Return on average tangible equity (non-GAAP)	11.87	1.43	10.16	10.97	18.83	7.69	14.69
Adjusted return on average tangible equity (non-GAAP)	14.22	13.50	10.30	11.38	11.26	12.88	11.61

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	95,284,603	95,136,160	64,028,025	64,056,303	61,632,448	84,934,390	58,297,554

Diluted earnings per share (GAAP)	$0.63	$0.01	$0.65	$0.70	$1.18	$1.20	$2.59
Adjusted diluted earnings per share (non-GAAP)	$0.77	$0.69	$0.66	$0.73	$0.70	$2.13	$2.03

Tangible Book Value Per Share
Shares outstanding	95,020,881	95,019,311	63,739,467	63,565,690	63,564,028	95,020,881	63,564,028

Book value per share (GAAP)	$40.26	$39.77	$42.79	$42.13	$41.82	$40.26	$41.82
Tangible book value per share (non-GAAP)	$23.77	$23.10	$27.07	$26.36	$26.02	$23.77	$26.02

Tangible Common Equity Ratio
Shareholders’ equity to assets (GAAP)	14.31%	14.19%	14.93%	14.85%	14.80%	14.31%	14.80%
Tangible common equity ratio (non-GAAP)	8.98%	8.77%	9.99%	9.84%	9.76%	8.98%	9.76%
Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	$228,131	$222,717	$137,432	$135,502	$133,576	$588,280	$387,024

Total noninterest income (GAAP)	$46,026	$48,334	$36,395	$34,218	$89,299	$130,755	$169,442
Gain on sales of MSR	—	(1,467)	—	(252)	—	(1,467)	(3,472)
Gain on extinguishment of debt	—	—	—	—	—	—	(56)
Gain on sale of insurance agency	—	—	—	—	(53,349)	—	(53,349)
Total adjusted noninterest income (non-GAAP)	$46,026	$46,867	$36,395	$33,966	$35,950	$129,288	$112,565

Noninterest expense (GAAP)	$183,830	$183,204	$113,876	$114,747	$121,983	$480,910	$346,871
Amortization of intangibles	(8,674)	(8,884)	(1,080)	(1,133)	(1,160)	(18,638)	(3,558)
Merger and conversion expense	(17,494)	(20,479)	(791)	(2,076)	(11,273)	(38,764)	(11,273)
Total adjusted noninterest expense (non-GAAP)	$157,662	$153,841	$112,005	$111,538	$109,550	$423,508	$332,040

Efficiency ratio (GAAP)	67.05%	67.59%	65.51%	67.61%	54.73%	66.88%	62.33%
Adjusted efficiency ratio (non-GAAP)	57.51%	57.07%	64.43%	65.82%	64.62%	59.02%	66.46%

Adjusted Net Interest Income and Adjusted Net Interest Margin
Net interest income (FTE) (GAAP)	$228,131	$222,717	$137,432	$135,502	$133,576	$588,280	$387,024
Net interest income collected on problem loans	(664)	(2,779)	(1,026)	(151)	(642)	(4,469)	(619)
Accretion recognized on purchased loans	(16,862)	(17,834)	(558)	(616)	(1,089)	(35,254)	(2,786)
Amortization recognized on purchased time deposits	2,995	4,396	—	—	—	7,391	—
Amortization recognized on purchased long term borrowings	837	1,072	—	—	—	1,909	—
Adjustments to net interest income	$(13,694)	$(15,145)	$(1,584)	$(767)	$(1,731)	$(30,423)	$(3,405)
Adjusted net interest income (FTE) (non-GAAP)	$214,437	$207,572	$135,848	$134,735	$131,845	$557,857	$383,619

Net interest margin (GAAP)	3.85%	3.85%	3.45%	3.36%	3.36%	3.75%	3.32%
Adjusted net interest margin (non-GAAP)	3.62%	3.58%	3.42%	3.34%	3.32%	3.55%	3.30%

Adjusted Loan Yield
Loan interest income (FTE) (GAAP)	$311,903	$304,834	$199,504	$201,562	$204,935	$816,241	$600,245
Net interest income collected on problem loans	(664)	(2,779)	(1,026)	(151)	(642)	(4,469)	(619)
Accretion recognized on purchased loans	(16,862)	(17,834)	(558)	(616)	(1,089)	(35,254)	(2,786)
Adjusted loan interest income (FTE) (non-GAAP)	$294,377	$284,221	$197,920	$200,795	$203,204	$776,518	$596,840

Loan yield (GAAP)	6.60%	6.63%	6.24%	6.29%	6.47%	6.52%	6.39%
Adjusted loan yield (non-GAAP)	6.23%	6.18%	6.19%	6.27%	6.41%	6.20%	6.35%
(1) Tax effect is calculated based on the respective legal entity’s appropriate federal and state tax rates (as applicable) for the period, and includes the estimated impact of both current and deferred tax expense.

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